UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): November 6, 2024

Inter Parfums, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

               Certain portions of our press release dated November 6, 2024, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein and are filed pursuant to this Item 2.02. They are as follows:

  The 1st, 2nd (consisting of a table), 3rd, 5th, 10th, and 12th through 14th full paragraphs relating to the results of operations for the third quarter of 2024
  Portions of the 7th and 11th paragraphs relating to the results of operations for the third quarter of 2024
  Portion of the 4th paragraph relating to sales by territory
  Portion of the 6th paragraph relating to gift set shipping and gift set inventory stock
  Portion of the 8th paragraph relating to positive feedback from distributors and retailers for our 2025 new product pipeline
  The 18th through 21st paragraphs relating to the previously announced conference call for 2024 third quarter results
  The unaudited consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated November 6, 2024, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

  Portion of the 4th paragraph relating to future promotional plans in China
  Portion of the 6th paragraph relating to healthy sell-out projected for the balance of 2024
  Portion of the 7th paragraph relating to future net sales for Roberto Cavalli and Lacoste by the end of 2024
  Portions of the 8th paragraph relating to 2024 fourth quarter and full year results as well as 2025 growth rate prediction
  The 9th paragraph relating to our company’s future operating plans in the coming years
  Portion of the 11th paragraph relating to shifting the European operations’ Advertising and Promotion (A&P) activities from the third quarter to the fourth quarter to prepare for 2025
  The 15th paragraph affirming 2024 guidance
  The 16th paragraph relating to the initial 2025 guidance issuance date
  The 24th paragraph relating to forward-looking information
  The balance of such press release not otherwise incorporated by reference in Item 2.02 or 8.01

Item 8.01 Other Events

  The 17th paragraph relating to dividends

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated November 6, 2024

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 6, 2024

Inter Parfums, Inc.

By: /s/	Michel Atwood
Michel Atwood
Chief Financial Officer